Morgan Stanley Financials Conference Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. June 12, 2013

2 Important Cautionary Statement About Forward-Looking Statements The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation may contain forward looking statements. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potential” or “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: our framework for managing risks may not be effective in mitigating risk and loss to us; as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, particularly unemployment levels and home prices in the U.S., and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; the failure of the European Union to stabilize the fiscal condition and creditworthiness of its weaker member economies could have international implications potentially impacting global financial institutions, the financial markets, and the economic recovery underway in the U.S.; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or as a result of certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; financial difficulties or credit downgrades of mortgage and bond insurers may adversely affect our servicing and investment portfolios; we may face certain risks as a servicer of loans, or also may be terminated as a servicer or master servicer, be required to repurchase a mortgage loan or reimburse investors for credit losses on a mortgage loan, or incur costs, liabilities, fines and other sanctions if we fail to satisfy our servicing obligations, including our obligations with respect to mortgage loan foreclosure actions; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies and practices; our mortgage production and servicing revenue can be volatile; as a financial services company, changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; changes in interest rates could also reduce the value of our MSRs and mortgages held for sale, reducing our earnings; changes which are being considered in the method for determining LIBOR may affect the value of debt securities and other financial obligations held or issued by SunTrust that are linked to LIBOR, or may affect the Company's financial condition or results of operations; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even from inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

3 Attractive Franchise with Improving Momentum

4 • Concentrated in the more densely populated Southeast and Mid-Atlantic markets • 76% of MSAs in which SunTrust operates have better household income growth projections than the national average2 • Average projected population growth also exceeds the national average3 • We have sufficient scale – Top 3 deposit market share in 19 of our Top 25 MSAs4 – Top 25 average deposit market share is 14%4 Darker shades represent more densely populated counties1 Franchise Overview 1. Source: SNL, based on 2010 population per square mile 2. Source: SNL Financial, based on five-year projected change, 2012-2017, excludes counties not in any MSA, at 6/4/2013 3. Source: SNL Financial, based on five-year projected change, 2012-2017, MSA + counties not in any MSA, at 6/4/2013 4. Source: SNL Financial, as of 6/30/2012 based on MSAs

5 Diverse Revenue Streams 1Q 13 Revenue (FTE) 1Q 13 Noninterest Income Net Interest Income 59% Noninterest Income 41% 19% 18% 14%10% 8% 5% 7% 9% 4% 5% Service Charges on Deposit Accounts Mortgage Production Related Income Trust and Investment Management Income Other Charges and Fees Investment Banking Income Trading Income Retail Investment Services Card Fees Mortgage Servicing Related Income Other Noninterest Income Note: Totals may not equal 100% due to rounding

6 Key Financials Metrics Trending Favorably Net Income Available to Common Shareholders Net Charge-offs $245 $340 1Q12 1Q13 $422 $226 1Q12 1Q13 9.3% 10.1% 1Q12 1Q13 Tier 1 Common Equity Ratio Noninterest Expense $1,541 $1,363 1Q12 1Q13 Note: $ in millions

7 Efficiency Ratio Improvements 1. Calculated on a tangible basis and excluding certain items that are material and potentially nonrecurring. The GAAP efficiency ratios for 1Q 12 and 1Q 13 were 69.5% and 64.5%, respectively. Please refer to the appendix for the Non-GAAP reconciliations Tangible Efficiency Ratio¹ 68.4% 63.8% <60.0% 1Q 12 1Q 13 Long-term Target

8 8% 11% 11% 12% 19% SunTrust Markets Continue To Improve Case-Shiller Housing Index March 2012 – March 2013 1. Source: The United States Department of Labor statistics. April 2013 data is preliminary State Unemployment Rates April 2010 – April 20131 Wash, DC US Composite Miami, FL Tampa, FL Atlanta, GA U P U P U P U P U P -1.4% -1.6% -1.9% -1.9% -2.1% -2.2% -3.4% -4.1% MD DC GA TN VA NC SC FL D N D N D N D N D N D N D N D N

9 Business Segment Strategies to Drive Future Growth

10 1. FTE basis 2. Source: SNL Financial, as of 6/30/2012 based on MSAs 3. 1Q 13 as compared to 1Q 12 4. Provision for credit losses represents net charge-offs for the lines of business • Concentrated in the more densely populated Southeast and Mid-Atlantic markets • Top 3 deposit market share in 19 of our Top 25 MSAs2 • High levels of client loyalty • Net income up 78% • Provision for credit losses down 36%4 • Expenses down 8% 1Q 13 Revenue Distribution¹ Key Differentiators Performance Highlights3 Consumer Banking and Private Wealth Management Overview Retail Banking 61% Private Wealth Management 24% Consumer Lending 15%

11 Enhancement of Digital Channels / Capabilities ATM Deposits Increasingly Utilized Mobile App Usage Up Significantly ATM / Mobile / Direct Deposits an Increasing Percentage of Overall Deposit Transactions Consumer Banking and Private Wealth Management Key Initiatives 45% 54% 1Q11 1Q13 ATM/ Mobile/ Direct Deposits 1Q11 1Q13 # of ATM Deposits 1Q1 1Q13 Mobile App Sign-ons

12 Optimization of Branch Network Fewer Transactions Have Enabled Branch Staffing Reductions¹ Branch Count Also Declining Branch Transactions Down Due to Digital Adoption¹ Consumer Banking and Private Wealth Management Key Initiatives 1. Indexed, 1Q11 = 100 100 84 1Q11 1Q13 # Branch Banking FTEs 1,651 1,574 1Q12 1Q13 # Branches 100 80 1Q11 1Q13

13 January 2013 Launch of Simple Home Refinance Product Driving Higher HE Loan Production Consumer Lending Growth Consumer Banking and Private Wealth Management Key Initiatives 1. Excludes acquired indirect auto portfolios Note: $ in millions Indirect Auto Loan Balances1 $7,195 $9,542 1Q11 1Q13 Consumer Lending Production $2,094 $2,758 1Q11 1Q13 Pr od uc tio n $15 $67 $116 $134 Jan'13 Feb'13 Mar'13 Apr'13

14 • Net income up 44% • Expenses down 13% • Tangible Efficiency Ratio of 52%, down 6 percentage points3 • Average loans up 6% • Delivery of the entire suite of products and services through one Wholesale Banking segment • Unique middle market investment banking position with a comprehensive suite of products and services • Strong, stable commercial customer share (ranked 3rd within the SunTrust footprint)4 1. FTE basis. Other LOB consists of institutional asset management, leasing, insurance premium financing and certain Treasury & Payment Solutions standalone client sub-segments 2. 1Q 13 as compared to 1Q 12 3. The GAAP efficiency ratios for 1Q 12 and 1Q 13 were 58.0% and 52.0%, respectively. The tangible efficiency ratio excludes intangible asset amortization of 1.3% and 1.7% for 1Q 12 and 1Q 13, respectively 4. Source: 2011 Greenwich market study covering the $5 million to $100 million segment within SunTrust’s footprint. “Customer Share” represents companies that cited using a specific bank for at least one product or service Wholesale Banking Overview 1Q 13 Revenue Distribution¹ Key Differentiators Performance Highlights² Wholesale Banking 38% Corporate and Investment Banking 44% Commercial and Business Banking 38% CRE 7% Other 11%

15 Corporate and Investment Banking • Ongoing build out of industry verticals and product expertise • Make key personnel hires to grow new businesses • Grow Corporate Banking relationships—deliver the whole bank to address a more full array of client needs Strong Revenue Momentum Wholesale Banking Key Initiatives Hiring Top Talent, Expanding Industry Verticals and Product Expertise, and Improving Productivity ($ in m ill io ns ) $821 $1,027 $1,159 $1,268 $1,507 2008 2009 2010 2011 2012 Re ve nu e ($ in t h o u sa n d s) $943 $1,510 2 0 2012 R e ve n u e / F T E

Wholesale Banking Key Initiatives

Commercial and Business Banking

- Leverage peer-leading loyalty to deepen existing client relationships
- Improve the quality of client acquisitions to drive faster growth of high value relationships
- Improve relationship manager productivity; increase capacity to spend more time with clients and prospects

Commercial and Business Banking Profitability



9% CAGR
($ in millions)
$211
$219
$250
Net Income[1]
2010
2011
2012

Solid Commercial Banking Client Penetration, But With Ample Room to Grow and Improve Client Profitability



57%[2]

1. Net income not restated to reflect the 1Q 12 move of smaller business banking clients to the Consumer Banking and Private Wealth Management business segment
2. Represents percentage of SunTrust commercial clients that utilize 50% or more of predetermined product categories

16

SUNTRUST

17 1. 2012 CRE net income excludes the $96 million pre-tax (or $60 million after-tax) impact of the 3Q 12 affordable housing write-down. Without this adjustment, CRE net income was $(136) million ($ in b ill io n s ) Commercial Real Estate is “Back in Business” and Pursuing Targeted Organic Growth Opportunities • Employ targeted approach to growing retail, office, multi-family and industrial relationships • Build out REIT business, partnering with Corporate and Investment Banking to drive new business • Pursue institutional investor opportunities Wholesale Banking Key Initiatives Commercial Real Estate $(591) $(329) $(313) $(76) $23 2009 2010 2011 2012 1Q13 Net Income/(Loss)1 ($ in m ill io n s ) $7.0 $5.4 $4.6 $4.5 $4.6 $5.5 $4.3 $2.5 $1.2 $0.5 $12.5 $9.7 $7.0 $5.7 $5.2 2009 2010 2011 2012 1Q13 CRE Average Loan Balances Excluding Special Assets Avg Loan Balances - Special Assets Division

18 1. Ranked #3 in the 2012 JD Power Mortgage Servicing Survey, and ranked #5 in the 2012 JD Power Primary Mortgage Originations Survey 2. 1Q 13 as compared to 1Q 12 Key Differentiators Performance Highlights2 • Improving Southeastern housing market • Continued HARP II opportunity • Top 5 J.D. Power and Associates Mortgage Customer Satisfaction rankings (Originations and Servicing)1 • Strong origination platform for agency and jumbo loans • Proven ability to deliver high cross-sell results to Mortgage clients • Production volume up 15% and at the highest level since 3Q 09 • Consumer Direct channel growth; volume more than double prior year • Correspondent channel growth of 35% Mortgage Banking Overview 1Q 13 Revenue Distribution Mortgage Banking 15% Production Related Income 49% Net Interest Income 39% Servicing Related Income 12%

Mortgage Banking Key Initiatives

Capitalize Upon Production Opportunities Within Our Footprint

Significant HARP II Opportunity Remains[1]



Remaining Opportunity is 1.5X Greater Than Closed HARP II Refis to Date
HARP II Closed Refis
Remaining HARP II Eligible Population

Strong Production Growth



15% Growth in Total Production Over 1Q 12
($ in billions)
$7.6
$1.8
$5.8
$8.8
$1.7
$7.1
1Q12
1Q13
Refinance
Purchase

1. Based upon number of loans. Remaining HARP II eligible population reflects estimated HARP II eligible loans outstanding within our servicing book; not all of these borrowers will ultimately refinance their loans

19

SunTrust

20 Building Out Higher Profit Margin Channels to Help Optimize Channel Mix and Drive Sustainable Profitability Mortgage Expenses Down as Legacy Issues Abate Mortgage Banking Key Initiatives Efficient Delivery of Mortgage Products $333 $271 1Q12 1Q13 51% 57% 45% 43% 23% 22% 30% 33% 23% 16% 17% 13% 3% 5% 8% 11% 2010 2011 2012 1Q13 Retail Correspondent Wholesale Consumer Direct L o a n P ro d u c ti o n V o lu m e b y Cha n n e l ($ in m ill io n s )

Mortgage Banking Key Initiatives

Better Penetration of In-Footprint Homeowner Households

Strong Track Record in Broadening Relationships with Mortgage Clients[1]


3+ Needs
Met 19%
2 Needs
Met 23%

Opportunity to Better Penetrate In-footprint Homeowner Households[2]


~ 20%
~11%
Current % with STI Mortgage
Estimated Peer Best-in-class Mortgage Penetration

1. Reflects the number of products sold to clients who originated their relationship with SunTrust through our retail mortgage channel in 2012
2. Based upon in footprint homeowner households excluding Mortgage only households. Homeowner indicator is appended to SunTrust's client file using InfoGroup's Owner/Renter Status Model

21

22 SunTrust’s Advantageous Position Executing Business Strategies to Drive Growth Improving Momentum Attractive Franchise • Leading market share • Strong population and income growth projected • Diverse revenue streams and business mix • Southeast housing prices and employment improving • Key financial metrics trending favorably • Cultural commitment to achieving efficiency ratio objectives • Expanding relationships with Consumer, Wholesale, and Mortgage clients • Opportunities from increased Consumer digital channel usage • Ongoing build-out of Corporate & Investment Banking • Growing CRE • Capitalizing upon unique Mortgage opportunities in efficient manner

23 Appendix

24 Reconciliation of Efficiency Ratio 1. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that may be more easily compared to other institutions NOTE: $ in millions. Totals may not foot due to rounding 1Q 12 1Q 13 Reported (GAAP) Basis Total Revenue - FTE $2,218 $2,114 Total Noninterest Expense 1,541 1,363 Amortization of Intangibles 11 6 Efficiency Ratio 69.5% 64.5% Tangible Efficiency Ratio 69.0% 64.2% Adjusted Basis 1 Reported Revenue $2,218 $2,114 Adjustment Items: Securities Gains 18 2 FMV and ARS 1 14 Debt and SILC Valuation (22) (24) Fair Value Adjustments (1) (3) Adjusted Revenue $2,223 $2,125 Reported Noninterest Expense $1,541 $1,363 Adjustment Item: Severance 10 - Adjusted Expense $1,531 $1,363 Efficiency Ratio - Adjusted Basis 68.9% 64.1% Tangible Efficiency Ratio - Adjusted Basis 68.4% 63.8%